Exhibit 32.1 and 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Coates International, Ltd. (the "Company") on Form 10-QSB for the quarter ended June 30, 2004 (the "Form 10-QSB"), I, George J. Coates, President and Chief Executive Officer and Principal Financial Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Company's Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Security Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2004                 By: /s/ George J. Coates

                                           -------------------------------------
                                           George J. Coates
                                           President and Chief Executive Officer
                                           and Principal Financial Officer